Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

Note 14 Income Taxes

The following table summarizes our total loss before income taxes (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
Domestic income (loss) before income taxes	$(567,039)	$(627,617)	$(356,019)
Foreign income (loss) before income taxes	76,381	458,488	73,189

Total loss before income taxes	$(490,658)	$(169,129)	$(282,830)

The composition of our income (loss) between domestic and foreign sources changed in 2013 principally due to an internal subsidiary reorganization.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
Current income tax provision (benefit)
Domestic	$1,162	$1,019	$856
Foreign	23,011	41,239	33,654

Total	24,173	42,258	34,510

Deferred income tax provision (benefit):
Domestic	—	—	—
Foreign	(79,566)	(61,889)	(65,347)

Total	(79,566)	(61,889)	(65,347)

Total income tax provision (benefit):	$(55,393)	$(19,631)	$(30,837)

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 29.22% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
Expected tax benefit at Luxembourg statutory income tax rate	$(141,310)	$(48,709)	$(82,643)
Foreign income tax differential	27,626	33,118	35,511
Nontaxable interest income	(102,758)	(136,478)	(93,154)
U.S. extraterritorial income exclusion tax benefit	(208)	(37,597)	—
Change in tax rate	716	—	—
Changes in unrecognized tax benefits	(5,087)	1,756	(3,997)
Changes in valuation allowance	173,930	174,038	171,433
Tax effect of 2011 Intercompany Sale	(6,272)	(6,416)	(6,865)
Foreign Tax Credits	—	—	(44,137)
Research and Development Tax Credits	—	—	(5,890)
Other	(2,030)	657	(1,095)

Total income tax provision	$(55,393)	$(19,631)	$(30,837)

The majority of our operations are subject to tax in Luxembourg, the United States, the United Kingdom and Brazil. Our Luxembourg companies that file tax returns as a consolidated group generated a loss for the year ended December 31, 2013. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the cumulative net operating losses in Luxembourg as of December 31, 2012 and 2013. The difference between tax expense (benefit) reported in the consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

In December 2012, Luxembourg enacted a tax rate change increasing the tax rate from 28.8% to 29.22%. The effective date of the enacted tax rate change was January 1, 2013. Due to the full valuation allowance on our Luxembourg net deferred tax assets, the rate change did not affect our tax expense. Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to US GAAP differences, primarily related to fair value adjustments attributable to our Luxembourg Migration on December 15, 2009 and the 2011 Reorganization.

The following table details the composition of the net deferred tax balances as of December 31, 2012 and 2013 (in thousands):

	As of December 31, 2012	As of December 31, 2013
Current deferred taxes, net	$94,779	$44,475
Long-term deferred taxes, net	(286,673)	(202,638)
Other assets	7,957	9,246

Net deferred taxes	$(183,937)	$(148,917)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2012	As of December 31, 2013
Deferred tax assets:
Accruals and advances	$35,801	$23,959
Amortizable intangible assets	516,562	188,800
Non-amortizable intangible assets	30,588	—
Performance incentives	29,653	26,146
Customer deposits	50,833	51,318
Bad debt reserve	4,113	3,436
Accrued retirement benefits	100,748	67,337
Interest rate swap	3,562	568
Satellites and other property and equipment	337,476	44,487
Disallowed interest expense carryforward	88,192	95,427
Net operating loss carryforward	1,068,126	1,265,624
Capital loss carryforward	22,259	—
Tax credits	20,643	73,916
Other	60,137	15,675

Total deferred tax assets	2,368,693	1,856,693

Deferred tax liabilities:
Satellites and other property and equipment	(64,700)	(49,077)
Amortizable intangible assets	(34,958)	(44,297)
Non-amortizable intangible assets	(267,965)	(254,384)
Tax basis differences in investments and affiliates	(238,859)	(187,283)
Other	(2,783)	(5,863)

Total deferred tax liabilities	(609,265)	(540,904)

Valuation allowance	(1,943,365)	(1,464,706)

Total net deferred tax liabilities	$(183,937)	$(148,917)

As of December 31, 2012 and 2013, our consolidated balance sheets included a deferred tax asset in the amount of $1.1 billion and $1.3 billion, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards and $20.6 million and $73.9 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of tax credit carryforwards. As of December 31, 2013, we had tax effected U.S. federal, state and other foreign tax net operating loss carryforwards of $67.8 million expiring, for the most part, between 2018 and 2033 and tax effected Luxembourg net operating loss carryforwards of $1.2 billion without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense, satellite depreciation and the amortization of goodwill and other intangible assets. Our alternative minimum tax credit carryforward of $21.0 million may be carried forward indefinitely, and the $8.8 million research and development credit may be carried forward to years between 2016 and 2018. Our capital loss carry forward as of December 31, 2012 of $22.3 million was used in full in 2013, and an offsetting valuation allowance was released.

Our valuation allowance as of December 31, 2012 and 2013 was $1.9 billion and $1.5 billion, respectively. Almost all of the valuation allowance relates to Luxembourg net operating loss carryforwards and deferred tax assets created by differences between US GAAP and Luxembourg tax basis. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2012	2013
Balance at January 1	$64,767	$67,015
Increases related to current year tax positions	3,593	3,477
Increases related to prior year tax positions	3,580	3,107
Decreases related to prior year tax positions	(3,177)	(6,443)
Expiration of statute of limitations for the assessment of taxes	(1,748)	(2,045)

Balance at December 31	$67,015	$65,111

As of December 31, 2012 and December 31, 2013 our gross unrecognized tax benefits were $67.0 million and $65.1 million, respectively (including interest and penalties), of which $48.4 million and $44.4 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2012 and 2013, we had recorded reserves for interest and penalties of $11.6 million and $14.7 million, respectively. We recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2012, the change in the balance of unrecognized tax benefits consisted of a decrease of $3.3 million related to prior period tax positions, an increase of $3.4 million related to current tax positions, and decrease of $2.0 million due to the expiration of statute of limitations for the assessment of taxes.

We operate in various tax jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States, the United Kingdom and Brazil to be our significant tax jurisdictions. Our Luxembourg, U.S., U.K. and Brazilian companies are subject to federal, state and local income tax examination for periods after December 31, 2003.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 7, 2011, Intelsat Holding Corporation was notified by the Internal Revenue Service of its intent to initiate an audit for the tax years ended December 31, 2008 and 2009. On May 6, 2013, Intelsat Holding Corporation received a letter from the Internal Revenue Service effectively closing the audit of our federal income tax returns for these years. Certain previously unrecognized tax benefits were recognized as a result of the conclusion of this audit.

On March 7, 2013, Intelsat USA Sales Corporation (since January 2011, Intelsat USA Sales LLC, a disregarded subsidiary of Intelsat Corp) was notified by the U. S. Internal Revenue Service of its intent to initiate an audit for the tax year ending on December 31, 2010. Intelsat USA Sales LLC wholly owns Intelsat General Corporation, which provides services to U.S. government and other select military organizations and their contractors, as well as other commercial customers. At this point in time, it is too early to assess the probability of any adjustments resulting from this audit.

During the third quarter of 2013, we implemented an internal subsidiary reorganization. As a result, we recorded a significant tax benefit related to foreign tax credits we intend to claim on our U.S. subsidiaries’ tax returns. These foreign tax credits primarily relate to taxes paid in prior years and are expected to reduce our future tax liability.

Tax Contingency

Prior to August 20, 2004, our subsidiary, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on or prior to the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp’s tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2012 and 2013, we had a tax indemnification receivable of $2.3 million and $1.5 million, respectively.